                                                                       Exhibit 1

                                    AGREEMENT
                          JOINT FILING OF SCHEDULE 13D


              The undersigned hereby agree to file jointly Amendment No. 1 to the Statement on Schedule 13D (the "Statement") relating to the Class A Common Stock, $.01 par value per share, of ProSource, Inc., and any further amendments thereto which may be deemed necessary pursuant to Regulation 13D or G promulgated under Section 13 of the Securities Exchange Act of 1934, as amended.

              It is understood and agreed that a copy of this Agreement shall be attached as an exhibit to the Statement, filed on behalf of each of the parties hereto.

              This Agreement may be executed in multiple counterparts, each of which shall constitute an original, one and the same instrument.

              IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the 8th day of January, 1997.

                                       ONEX DHC LLC


                                       By:/s/ Donald F. West
                                          -------------------------------------
                                          Name:   Donald F. West
                                          Title:  Authorized Signatory


                                       ONEX CORPORATION


                                       By:/s/ Anthony Munk
                                          -------------------------------------
                                          Name:   Anthony Munk
                                          Title:  Authorized Signatory


                                       /s/ Anthony Munk
                                       ----------------------------------------
                                       Authorized Signatory for
                                       GERALD SCHWARTZ

                                                            Page 27 of 32 pages.
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                                       ONEX OMI LLC


                                       By:/s/ Donald F.  West
                                          -------------------------------------
                                          Name:  Donald F. West
                                          Title: Authorized Signatory



                                       ONEX OHIO LLC


                                       By:/s/ Donald F.  West
                                          -------------------------------------
                                          Name:  Donald F. West
                                          Title: Authorized Signatory

                                                            Page 28 of 32 pages.